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                                                        EXHIBIT 10.7

                                AMENDMENT NO. 2 TO
                                     TEKELEC
                              OFFICER SEVERANCE PLAN



        Section 2(f) of the Officer Severance Plan is hereby amended to read in its entirety as follows:

        "'Eligible Officers' mean only those duly elected or appointed officers of the Company that are expressly designated as 'Eligible Officers' by the Board for the purposes of this Plan pursuant to resolutions duly adopted by the Board."



Dated: February 4, 2000